UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 15, 2017

Xperi Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-37956	81-4465732
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3025 Orchard Parkway

San Jose, California 95134

(Address of Principal Executive Offices)

(408) 321-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On November 2, 2016, a DTS stockholder (“Plaintiff”) commenced an action captioned Parshall v. DTS, Inc., C.A. No. 12870-CB (the “Action”) by filing a Verified Class Action Complaint (the “Complaint”) and a Motion for Expedited Proceedings (the “Motion”), alleging that the DTS, Inc. (“DTS”) Board of Directors (the “Board”) breached its fiduciary duties by disseminating the Definitive Proxy Statement (the “Proxy Statement”) on October 24, 2016, containing material misstatements and omissions, and that DTS and Tessera aided and abetted the Board’s breaches of fiduciary duties. On November 3, 2016, the Delaware Court of Chancery scheduled a hearing on Plaintiff’s Motion for November 7, 2016 at 4:00 p.m. On November 4, 2016, Plaintiff served his First Request for the Production of Documents and Things to All Defendants; a Subpoena Duces Tecum and Ad Testificandum directed to DTS’s financial advisor in connection with the Transaction, Centerview Partners LLC; and a Notice of Deposition for the deposition of Individual Defendant Jon E. Kirchner, DTS’s Chairman and Chief Executive Officer.

On the morning of November 7, 2016, DTS filed a supplement to the Proxy Statement with the SEC that addressed and mooted the claims alleged in Plaintiff’s Complaint and Motion (the “Supplemental Disclosures”). The same day, counsel for Plaintiff submitted a letter to the Court withdrawing Plaintiff’s Motion in light of the Supplemental Disclosures, which mooted the claims alleged in Plaintiff’s Complaint.

On December 1, 2016, DTS stockholders voted to approve the Transaction, and the Transaction closed that day. On December 22, 2016, the Court entered a Stipulation and Order dismissing the Action with prejudice as to Plaintiff, and without prejudice as to any other putative class member, and retaining jurisdiction solely for the purpose to determine Plaintiff’s counsel’s anticipated application for an award of attorneys’ fees and reimbursement of expenses (the “Fee and Expense Application”). After negotiations, DTS has agreed to make a fee and expense payment to Plaintiff’s counsel in the Action in the amount of $100,000 to resolve the Fee and Expense Application. DTS maintains that the Proxy Statement did not contain material misstatements or omissions, and agreed to pay this amount solely to avoid the cost and burden of litigation concerning the Fee and Expense Application. The Delaware Court of Chancery has not been asked to review, and will pass no judgment on, this payment of fees and expenses or its reasonableness.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 17, 2017

XPERI CORPORATION

By:	/s/ Robert Andersen
Name:	Robert Andersen
Title:	Executive Vice President and Chief Financial Officer